THE LAZARD FUNDS, INC.
Lazard US High Yield Portfolio

Supplement to Current Prospectus

Effective immediately, the following replaces the “Management—Portfolio Managers/Analysts” section in the Summary Prospectus and the “Lazard Funds Summary Section—Lazard US High Yield—Management—Portfolio Managers/Analysts” section in the Prospectus:

Gordon McKemie, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since May 2026.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s US Fixed Income team, has been with the Portfolio since February 2024.

Effective immediately, the following supersedes and replaces any contrary information in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the Prospectus:

US High Yield Portfolio— Gordon McKemie (since 2026) and John R. Senesac, Jr. (since 2024)

Dated: September 11, 2026